SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2007

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On March 30, 2007, The Southern Company (the “Company”) amended and restated The Southern Company Supplemental Benefit Plan (the “Supplemental Benefit Plan”) and The Southern Company Supplemental Executive Retirement Plan (the “SERP” and, together with the Supplemental Benefit Plan, the “Plans”). The Company amended and restated the Plans in connection with implementing the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The effective date of the amended and restated Plans is January 1, 2005.

The principal amendments included in the amended and restated Plans relate to the timing and form of payments of non-qualified pension benefits under the Plans (“Plan Benefits”) to employees following retirement. Prior to the adoption of the amended and restated Plans, a participant in the Plans would receive payment of Plan Benefits in monthly payments over the course of the participant’s life or, if the participant had elected spousal coverage, over the lives of the participant and the participant’s spouse if he or she survived the participant (“monthly annuity payments”). Under the amended and restated Plans, a participant who has not commenced receiving Plan Benefits on or before March 1, 2007 will be paid the single-sum value of his or her Plan Benefits in 10 annual installments, rather than through the monthly annuity payments. However, under the amended and restated Plans, a participant who is actively employed on March 1, 2007 may make an election during a one-time election period to occur during 2007 to instead receive his or her Plan Benefits in the form of the monthly annuity payments. In addition, in accordance with the requirements of Section 409A of the Code, the amended and restated Plans provide that the payment of Plan Benefits to any “key employee” may not begin until at least six months following the retirement of such key employee.

In addition to the principal amendments described above, the amended and restated Plans also contain further amendments that are designed to comply with the requirements of Section 409A of the Code.

The summary above is qualified in its entirety by reference to the full text of the amended and restated Plans, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	The Southern Company Supplemental Benefit Plan, Amended and Restated Effective as of January 1, 2005.

10.2	The Southern Company Supplemental Executive Retirement Plan, Amended and Restated Effective as of January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2007	THE SOUTHERN COMPANY By /s/Patricia L. Roberts Patricia L. Roberts Assistant Secretary